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                                    SUBLEASE


     THIS SUBLEASE, made and entered into effective the 1st day of April, 1996, by and between Murfin Drilling Company, as "Sublessor," and New York Bagel Enterprises, Inc., as "Sublessee."


     W I T N E S S E T H:     That:


     WHEREAS, effective as of January 1, 1996, a contract captioned "IMA Plaza Building Lease Agreement" (hereinafter the "Lease") was entered into by and between IMA Plaza, as "Landlord," and Murfin Drilling Company, as "Tenant," pursuant to which Murfin Drilling Company leased certain office space on the 3rd and 4th floors of the IMA Plaza Building, 250 North Water, Wichita, Kansas, a copy of which Lease is attached hereto as Exhibit "A"; and


     WHEREAS, Sublessor desires to sublease a portion of such property to Sublessee, and Sublessee desires to rent such property on the terms and conditions hereinafter set forth.


     NOW, THEREFORE, in consideration of the promises and covenants contained herein, and other good and valuable consideration, the parties agree as follows:


     1. SUBLEASE. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, that portion of the demised premises described as follows:


          Two office suites on the 4th Floor of the IMA Plaza Building containing 1,204 square feet.


The subleased area is shown on the floor plan which is attached hereto as Exhibit "B."


     2. TERM. The term of the Sublease shall commence April 1, 1996, and end March 31, 1997. Notwithstanding the foregoing, Sublessee shall have the option to terminate this Sublease at any time upon thirty (30) days advance written notice to Sublessor.

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     3.   BASE RENT.  Sublessee shall pay to Sublessor base rental for the premises of $14,448 for the term of this Sublease. Said base rent shall be payable to Sublessor by Sublessee in monthly installments of $1,204, in advance commencing on the 1st day of April, 1996, and continuing on the 1st day of each succeeding calendar month thereafter during the term of this Sublease.


     4. LEASE BINDING. Sublessee shall perform all of the covenants and conditions contained in the Lease to be performed by the lessee under the Lease as they apply to the subleased premises, with the exception of the following:


          a. Sublessee shall have no obligation to pay all or any portion of the real estate taxes and assessments, general and special, on the leased premises.


          b. Sublessee shall have no obligation to make any repairs to the leased premises, except for the obligation to repair any damage caused by any negligent or willful act of Sublessee, or Sublessee's agents or employees.


          c. Sublessee shall have no obligation to carry hazard insurance on the leased premises, or to pay any portion of any premium for hazard insurance on the leased premises.


     5. DEFAULT. In the event of a default by Sublessee under the terms of this Sublease, the default provisions of the Lease shall apply to this Sublease as if the Sublessor were the Landlord under the Lease and the Sublessee were the Tenant under the Lease.


     6. ASSIGNMENT PROHIBITED. Sublessee may not assign its interest in this Sublease, or further sublet the subleased premises, without the prior written consent of Sublessor and the Landlord under the Lease.


     7. BINDING EFFECT. This Sublease shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, trustees, and permitted assigns.

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     8.  ENTIRE AGREEMENT. This Sublease contains the entire agreement of the parties with respect to the subject matter hereof, and may not be amended or modified except in writing signed by the parties hereto.


     IN WITNESS WHEREOF, this Sublease has been executed as of the date first above written.


                              Murfin Drilling Company



                              By      /s/ Robert Young       TREAS.
                                 ----------------------------------
                                         "Sublessor"

                              New York Bagel Enterprises, Inc.


                              By      /s/ Paul R. Hoover       V.P.
                                 ----------------------------------
                                         "Sublessee"


                                     CONSENT


     The undersigned, the Landlord under the Lease attached hereto as Exhibit "A," hereby consents to the Sublease as set forth above.

                              IMA Plaza, a partnership

                              By      /s/ Robert Young
                                 ----------------------------------
                                          BLDG. MGR.

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